Proven Strategies Producing Results

New York

September 20, 2004

PEOPLES ENERGY

Forward-Looking Information

In our presentation today, we will be making some forward-looking statements such as business plans and expectations for future development and earnings growth. Actual results could differ materially from such expectations because of many uncertainties, some of which are listed in the written materials provided to you or in the Company's most recent Form 10-K filed with the Securities and Exchange Commission, as such information may be updated by subsequent filings under the Securities Exchange Act of 1934.

Strategic Overview

PEOPLES ENERGY

Peoples Energy Today

Core Gas Distribution business

- Two utilities serving one million customers in Chicago metropolitan market
- Solid and dependable earnings and cash flow

Profitable Midwest based Energy businesses

- Strategic midstream gas assets
- 805MW of electric peaking capacity with long-term contracts
- Growing retail energy services business

Successful Oil & Gas Production business

- Low-risk acquire & exploit strategy
- 190-195 BCFE of proved oil and gas reserves estimated as of 9/30/04

PEOPLES ENERGY

Perspective on FY 2004

- Lower Gas Distribution operating results
  - Refocus on new sources of efficiency and revenue
    - New leadership team
    - Restructuring
- Diversified success continues
  - 20% increase in operating income vs. FY 2003
  - Significant oil & gas production contribution
  - Steady growing operating income from Midwest based energy businesses
- Improve position for the long term

PEOPLES ENERGY

Our Track Record

Earnings & Dividends Per Share



Dividends per share
$3.25
$2.50
$1.75
$1.00
$0.25
$2.34
$2.74
$2.51
$2.87
$2.50-$2.60*
$2.20-$2.30
FY
2000
2001
2002
2003
2004E

*Non-GAAP, excludes restructuring charges

Business Mix



Operating Income*
37%
63%
FY 2004E
Capital and Equity Investments
23%
77%
at 6/30/04
Diversified Businesses
Gas Distribution

*Includes allocation of corporate and other excluding restructuring charges

- Solid financial performance and risk management
- Successful diversification strategy
- 2% dividend growth, 5% dividend yield
- 11.4% average ROE

PEOPLES ENERGY

Drivers of Long-Term Earnings Growth

- Improved operating efficiencies and asset utilization in all businesses
- Strong cash flow and balance sheet
- Diversified energy business growth
- Strategic acquisitions and/or alliances
- Continued strong risk management focus

Gas Distribution

PEOPLES ENERGY

Gas Distribution – Strong Fundamentals



- Track record of strong financial and operating performance
- One million customers, primarily residential
- Vibrant Chicago market
- Constructive regulatory climate
- Lower cost structure

PEOPLES ENERGY

Gas Distribution – Challenges



Weather Normalized
Residential Use Per Customer
Dekatherms
175
150
125
100
FY
2001
2002
2003
2004E



Bad Debt Expense
Millions
$50
$40
$30
$20
$10
$0
FY
2001
2002
2003
2004E

- Mature service territory
- Higher benefit costs (pension, healthcare)
- Fallout from high gas prices
  - Customer conservation
  - Affordability / bad debt expense
  - Ongoing gas charge reconciliation case

PEOPLES ENERGY

Gas Distribution – Outlook


Operating Income
Millions
$200
$150
$100
$50
$0
1-2%
FY
2002
2003
2004E
2007E
Percent colder (warmer) than normal
(12%)
4%
(5%)

- Restructuring benefits
- Low income assistance program reform
- Regulatory initiatives
- Seeking opportunities to expand core utility platform
- Rate relief pursued if necessary

PEOPLES ENERGY

Strategic Restructuring

- Timely response to decline in utility results
- Improves effectiveness of utility workforce
- Reduces management layers / broadens spans of control
- Improves customer focus of entire organization
- Right sizes corporate support organization workforce

PEOPLES ENERGY

Strategic Restructuring – Results

- 10% reduction in non-union positions
- 200 additional vacancies — majority to be filled during FY 2005
- $15MM estimated labor-related savings in FY 2005 exceeds original expectations
- FY 2004 restructuring charges of approx. $17MM
- FY 2005 non-cash pension settlement/curtailment costs of approx. $14MM

Gas Distribution – Regulatory Strategy

- Near Term – Margin Stabilization Measures
  - Recovery of conservation related losses
  - Weather normalization
- Future
  - Incentive / performance based regulation
  - Enhanced customer choice programs
  - Trackers for volatile expenses
  - Rate relief pursued if necessary

Diversified Energy Businesses

PEOPLES ENERGY

Diversified Energy Portfolio - Operating Results

Operating Income



Millions
$80
$60
$40
$20
$0
FY
2000
2001
2002
2003
2004E
(excludes corporate and other)

- $70MM of operating income estimated in FY 2004
- $450MM of capital and equity investments
- Target 10-15% long-term growth
- 10% after-tax return on capital

Proven Track Record of Successfully Growing Diversified Energy Businesses

PEOPLES ENERGY

Midwest Based Energy Businesses

Midstream Services



Retail Energy Services



Power Generation



- Exploit strategic Midwest location
- Portfolio of service and asset-based businesses
- $29MM operating income contribution estimated in FY 2004

Midwest Based Energy Businesses – Outlook



Operating Income
Millions
$50
$40
$30
$20
$10
$0
10-15%
FY
2002
2003
2004E
2007E

- Midstream Services
  - Shift growth focus toward asset ownership
- Retail Energy Services
  - Continue customer growth in Illinois
  - Expand regional footprint gradually
- Power Generation
  - Monetize Western U.S. sites
  - No new power development planned

PEOPLES ENERGY

Oil & Gas Production

As of Sept. 30, 2004E



Rockies
Production 2%
Reserves 1%
San Juan Basin
Production 15%
Reserves 18%
Arkoma Basin
Production 4%
Reserves 7%
East Texas
Production 1%
Reserves 7%
South Texas
Production 40%
Reserves 31%
Gulf Coast TX
Production 34%
Reserves 32%
Gulf Coast LA
Production 4%
Reserves 4%

- Strong industry fundamentals
- Favorable commodity price environment
- $42MM operating income contribution estimated in FY 2004
- Lower risk approach
  - Multi-pay zones w/upside potential
  - Hedging of commodity exposure

PEOPLES ENERGY

Oil & Gas Production – Reserves & Production Growth



Proved Reserves
BCFE
200
150
100
50
0
FY
2000
2001
2002
2003
2004E



Average Daily Production
MMCFED
80
60
40
20
0
FY
2000
2001
2002
2003
2004E
Operated
Non-Operated

PEOPLES ENERGY

Oil & Gas Production – Outlook



Operating Income
Millions
$70
$60
$50
$40
$30
$20
$10
$0
FY
2002
2003
2004E
2007E
10-15%

- Continue acquire and exploit strategy
  - Acquisitions with upside provide foundation
  - Continue building drilling inventory
- 10% annual production growth target
- Expansion into other regions
  - East Texas (FY 2004)
- Extensive hedging program

PEOPLES ENERGY

Oil & Gas Production – Acquire & Exploit Strategy



OKLAHOMA
NEW MEXICO
TEXAS

● Other Properties

- ☆ FY 2001-2003
  - Alvarado Field - $120MM
  - East White Point Field - $10MM
  - Magnum Hunter Assets - $33MM
  - Corpus Christi West Field - $9MM
- ★ FY 2004
  - December Gulf Coast Texas Acquisition (3 fields)
    - $33MM
    - 10% production increase to date
  - Recent East Texas Acquisition
    - $9.5MM
    - 10 BCFE of proved reserves
    - Inventory for FY 2005 drilling program and beyond

PEOPLES ENERGY

Oil & Gas Production – FY 2005 Drilling Program


San Juan Basin
4 Wells
$2MM Capital (3%)
100% Operated
1% of Est Annual Uplift
Arkoma
6 Wells
$1MM Capital (2%)
0% Operated
1% of Est Annual Uplift
East Texas
23 Wells
$22MM Capital (31%)
100% Operated
20% of Est Annual Uplift
Gulf Coast LA
5 Wells
$2MM Capital (3%)
60% Operated
5% of Est Annual Uplift
South Texas
15 Wells
$23MM Capital (33%)
80% Operated
34% of Est Annual Uplift
Gulf Coast TX
16 Wells
$20MM Capital (28%)
75% Operated
39% of Est Annual Uplift

FY 2005 Total Program

69 Wells

$70MM Capital

80% Operated

Est Annual Production Uplift 8-9 BCFE

PEOPLES ENERGY

Financial Update

FY 2004E Reconciliation

	EPS Impact
FY 2004 EPS Original Guidance	**$2.70-$2.85**
Lower gas deliveries	
Warmer weather	(0.14)
Non-weather related	(0.17)
Delay in power asset sales	(0.07)
Higher corporate costs	(0.04)
Higher results from diversified energy businesses	0.09
Lower effective tax rate	0.11
FY 2004 EPS Current Outlook (Non-GAAP)	**$2.50-$2.60**
Restructuring charges	(0.27)
FY 2004 EPS Current Outlook (GAAP)	**$2.20-$2.30**

PEOPLES ENERGY

FY 2005E Reconciliation

	EPS Impact
FY 2004 EPS Outlook (GAAP)	**$2.20-$2.30**
Restructuring charges	0.27
FY 2004 EPS Outlook (Non-GAAP)	**$2.50-$2.60**
Restructuring cost savings	0.25
Growth from diversified energy businesses	0.20-0.30
Return to normal weather	0.14
Higher interest expense / shares outstanding	(0.05-0.10)
Higher effective tax rate	(0.11)
Lower utility property sales	(0.06)
Higher operating expenses	(0.10-0.15)
FY 2005 EPS Outlook (Non-GAAP)	**$2.75-$2.90**
Restructuring related pension costs	(0.22)
FY 2005 EPS Outlook (GAAP)	**$2.50-$2.65**

Gas Distribution – Operating Income


Millions
$200
$150
$100
$50
$0
FY
2001
2002
2003
2004E
2005E
Percent colder (warmer) than normal
4%
(12%)
4%
(5%)
Non-GAAP, excludes restructuring related pension costs

FY 2005 Outlook

- Normal weather (100 DD change ~$3.0MM)
  - Margin flat
  - Weather insurance policy
- Includes restructuring cost savings ~$13MM
- Lower asset sales ~$4.5MM
- Increased corporate allocations ~$5MM
- Other cost increases ~$10MM

PEOPLES ENERGY

Gas Distribution – Bad Debt Expense


Millions
$50
$40
$30
$20
$10
$0

FY	2001	2002	2003	2004E	2005E
Percent of revenue	2.2%	4.1%	2.8%	2. 4%	2.25%
Revenue	$1.8B	$1.0B	$1.5B	$1.5B	$1.7B

- FY 2004 estimate better than plan
- Credit metrics continue to improve
  - 25% decrease in past due accounts receivable
  - 90-day+ reserve ratio 40% vs. 34%
- Higher gas costs/normal weather in FY 2005

PEOPLES ENERGY

Midwest Based Energy Businesses – Operating Income



Millions
$40
$30
$20
$10
$0
2001
2002
2003
2004E
2005E
FY

FY 2005 Outlook

- Significant Midstream growth
- Continued high-level Retail profitability
  - 20-30% volume growth
  - Higher marketing costs
- Continued Elwood / SCEP contribution
- Upside from sale of power sites

PEOPLES ENERGY

Oil & Gas Production – Operating Income



Millions
$60
$50
$40
$30
$20
$10
$0
FY
2001
2002
2003
2004E
2005E

FY 2005 Outlook

- Assumes 8-10% increase in production
- $70MM drilling capital program
- Key assumptions
  - Average NYMEX price – $5.75 per MMBTU
  - DD&A – $1.75-$1.80/MCFE
  - LOE $0.40/MCFE
- Gas price sensitivity – $0.25 per MMBTU = $2.25MM
- Upside from acquisitions

PEOPLES ENERGY

Corporate & Other – Operating Income (Loss)


Millions
-$50
-$40
-$30
-$20
-$10
$0
FY
2001
2002
2003
2004E
2005E
Non-GAAP, excludes restructuring charges and related pension costs

FY 2005 Outlook

- Higher allocations to operating business units
- Lower legal costs

PEOPLES ENERGY

Capital Spending ($MM)

Fiscal Year

	2002	2003	2004E	2005E
Gas Distribution	$92	$82	$82	$85
Oil & Gas Production				
Drilling	$32	$54	$59	$70
Acquisitions	13[(1)]	44	43	—
Total Oil & Gas	$45	$98	$102	$70
Other	$64	$7	$8	$5
Total	$201	$187	$192	$160

(1) Includes equity investments

PEOPLES ENERGY

Capital Structure

At September 30, 2004E


L/T Debt
49%
Equity
47%
S/T Seasonal
Borrowing
4%

FY 2005 Financing Outlook

- Assumes 350,000 new common shares
- No new long-term borrowing
- 83% fixed-rate debt estimated at 9/30/04
- Interest expense projected to increase $2-3MM due to higher rates

PEOPLES ENERGY

FY 2005 Financial Recap

- Ongoing earnings back on track after down FY 2004
- GAAP earnings will reflect ~$0.22 per share restructuring related pension costs
- Outlook excludes upsides from asset sales / oil and gas acquisitions
- Reflects significant restructuring savings
- Balance sheet remains strong – no new L/T borrowing

PEOPLES ENERGY

Wrap Up

Key Investment Considerations

Annualized Total Return Comparison



10%
5%
0%
-5%
6.8%
-2.2%
-1.5%
5-years ended 7/30/04
PeoplesEnergy
S&P 500
S&P 500 Utilities Index

Source: Bloomberg

- Core utility business augmented by diversified growth
- Track record of consistent, low-risk earnings growth
- Sustained dividend growth / attractive yield
- Strong balance sheet and liquidity

PEOPLES ENERGY

Q&A

Proven Strategies Producing Results

PEOPLES ENERGY

Appendix

Proven Strategies Producing Results

Asset Based Operations



Chicago
SCEP
Elwood
Manlove

- One million retail customers
- 6,000 mile gas distribution system
- 35 BCF Manlove storage
- 2 BCF/d transmission pipeline
- 805 MW gas-fired electric peaking capacity in Chicago area (Elwood, SCEP)
- 200,000 MMBTU/d propane-based peaking facility
- 190-195 BCFE of proved oil and gas reserves as of 9/30/04E

PEOPLES ENERGY

Peoples' Senior Leadership Team



Tom Patrick
Chairman, President & CEO



Bill Morrow
Executive VP
Operations



Desiree Rogers
President
Gas Distribution



Steve Nance
President
Oil & Gas Production



Tom Nardi
CFO

PEOPLES ENERGY

Gas Distribution – At a Glance


Wisconsin
Illinois
North Shore Gas Service Territory
Lake County
Cook County
Lake Michigan
Cook County
DuPage County
Peoples Gas Service Territory
Chicago
N

Premium Midwestern Location and Marketplace

- One million customers
- Interconnected to 7 major interstate pipelines
- Manlove storage complex
- 2 BCF/d transmission pipeline
- 6,000 miles of gas mains

PEOPLES ENERGY

Gas Distribution Margin

Fiscal 2004

Delivery Margin By Class


Industrial
5%
Commercial
17%
Residential
78%

Fiscal Year

Total Delivery Margin


Millions
$700
$600
$500
$400
$300
$200
2001
2002
2003
2004E
Percent colder (warmer) than normal
4%
(12%)
4%
(5%)
Gross Margin
Weather Normalized Net Margin*
Net Margin*

*Non-GAAP, excludes revenue taxes and environmental costs recovered

PEOPLES ENERGY

Gas Distribution – O&M Expenses



Millions
$300
$200
$100
$0
FY
1999
2000
2001
2002
2003
2004E
2005E
Total O&M expenses (GAAP)
Non-GAAP, excludes pension expense (credits), bad debt, mercury program and restructuring related pension costs in FY 2005E

PEOPLES ENERGY

Consolidated – Pension Expense (Credit) ($MM)

Fiscal Year

	2003	2004	2005E
Key Assumptions:			
Discount Rate	7.50%	6.00%	6.00/6.25%
Return on Assets	9.00%	8.75%	8.75%
Net Pension Expense (Credit) – GAAP	$(1.5)	$10.0	$24.0
Restructuring Related:			
Pension Settlement/Curtailment Costs			$14.0
Net Pension Expense (Credit) – Non-GAAP			$10.0
Minimum Cash Contribution	$0	$0	$4

PEOPLES ENERGY

Gas Distribution – Aging of Accounts Receivable ($MM)

	Sept. 2004E	June 2004	Sept. 2003	Sept. 2002
Current	$73	$84	$72	$62
30-89 Day	20	65	25	23
90-149 Day	16	43	22	20
150 Day	46	29	59	60
Accounts Receivable	$155	$221	$178	$165
Reserve Balance	$27	$29	$30	$32
Reserve to AR Ratio	17.4%	12.9%	16.9%	19.4%
Reserve to 90 Day +	43.5%	39.4%	37.2%	40.0%

PEOPLES ENERGY

Midstream Services – At a Glance


PGL Chicago Hub
NGPL
NICOR
PERC NGL Peaking
Guardian
Alliance
ANR
Northern Border
Midwestern
Mahomet Pipeline
Trunkline

- Hub services
  - Storage
  - 2 BCF/d pipeline
  - 7 Pipeline Interconnects
- Propane-based peaking facility
- Wholesale marketing and asset management activities
- Contractual assets
  - 200,000 Dth/d firm pipeline transportation
  - 4 BCF firm storage

Retail Energy Services – At a Glance



- Provides value-added natural gas & electric services
- Leveraging Peoples Energy Midwest presence emphasizing reliable and reputable service
- Gas & electric customers (at 6/30/04) — 22,348
- Gas & electric volumes (nine-months ended 6/30/04) — 42 BCF and 759,000 MWH

PEOPLES ENERGY

Power Generation – At a Glance


Elwood

The Elwood Plant
✇At 1,400MW, one of the largest peaking facilities in the U.S.
✇50 / 50 venture between Peoples and Dominion
✇Long-term contracts with Exelon & Aquila (expires 2012 & 2017)
✇Successful non-recourse financing
✇Leveraged site development
✇Midstream business provides fuel management


SCEP

Southeast Chicago Energy Plant
✇ Achieved commercial operation in July 2002
✇ 350MW gas-fired peaking facility
✇ Peoples is a 30% JV partner with Exelon
✇ Exelon is power offtake customer under a 20-yr agreement
✇ Leveraged site development
✇ Midstream business provides fuel management

PEOPLES ENERGY

Oil & Gas Production – Acquisition Program Success

Inception thru 9/30/04E

	Cost $MM	Proved Reserve Additions (BCFE)	$/MCFE
Initial Acquisition	$316	230	$1.37
Development & Exploitation (including revisions)	$143	60	$2.38
Investment to Date*	$459	290	$1.58

*Does not include $38MM spent on 3rd party drilling deals and exploration

Drilling Success Rate ~90%

Increase of 26% over proved reserves acquired

PEOPLES ENERGY

Oil & Gas Production –
Drilling & Exploitation Success

	Fiscal 2002-04	Fiscal 2003	Fiscal 2004E
Gross Wells Drilled	116	46	47
Operated Percentage	67%	60%	70%
Success Rate	89%	85%	91%
Reserves Added (BCFE)	66	33	18
Reserves Added & Developed (BCFE)	108	56	41
Capital ($MM)	$126	$54	$59
Reserve Replacement Ratio	90%	128%	65%

PEOPLES ENERGY

Oil & Gas Production – FY 2005 Hedge Position

	Volume Hedged (MMBTU)/(MBO)	Wtd. Avg. Prices ($/MMBTU)/($/BBL)
Gas [1]		
Swaps (40%)	9,157,750	$4.26
Collars (60%)	13,779,750	$4.37 - $5.45
	22,937,500 [2]	$4.33 - $4.97
Oil [1]		
Swaps	418 [3]	$26.94

(1) As of September 15, 2004

(2) Approximately 80% assuming a 10% increase in production versus 2004.

(3) Approximately 70% assuming a 10% increase in production versus 2004.

PEOPLES ENERGY

Oil & Gas Production – Margin & Key Drivers

	FY 2001	FY 2002	FY 2003	FY 2004E
Net Realized Gas Price ($/MCF)	$3.27	$3.11	$4.16	$4.50
Net Realized Oil Price ($/BBL)	$23.38	$19.05	$22.90	$26.85
Lease Operating Expense ($/MCFE)	$0. 48	$0.40	$0.42	$0.44
G&A ($/MCFE)	$0.27	$0.43	$0.37	$0.39
DD&A ($/MCFE)	$1.39	$1.40	$1.62	$1.69
Operating Income Margin ($/MCFE) – GAAP	$1.19	$0.83	$1.23	$1.50
Operating Income Margin* ($/MCFE)	$0.79	$0.94	$1.21	$1.38

*Excluding Equity Investment Income (Loss)

PEOPLES ENERGY

Oil & Gas Production – Annual Reserve Reporting Process

- Every well is evaluated every year
- Reserve reports prepared by independent 3rd party reserve engineering firms
- Utilize three independent reserve engineering firms based on expertise in certain geographic and geologic areas
- Internal reserve report also generated which provides checks & balances on external estimates
- Independent reserve engineering firms are also involved in acquisition evaluations

PEOPLES ENERGY

Oil & Gas Production –
U.S. Natural Gas Reserve Position

Rank	1999	2000	2001	2002	2003
1	ExxonMobil	BP PLC	ExxonMobil	ExxonMobil	ExxonMobil
2	BP Amoco	ExxonMobil	ChevronTexaco	ConocoPhillips	Chevron Texaco
5	Texaco	El Paso	El Paso	Burlington Res	Burlington Res
10	Anadarko	Devon Energy	Devon Energy	Williams	Williams
•	Louis Dreyfus	Louis Dreyfus	Chesapeake	Pioneer	Cabot Oil & Gas
•	Cabot Oil & Gas	Cabot Oil & Gas	Newfield	Pogo	Western Gas Res
•	MCNIC Oil & Gas	Tom Brown	Tom Brown	Range Resources	Cimarex
•	Forest Oil	Range Resources	EEX	Belden & Blake	Penn Virginia
•	Belco	Belden & Blake	Fidelity	3TEC Energy	Energy Partners
56	Western Gas Res	Seneca	ONEOK	Denbury	**Peoples Energy**
60	Stone Energy	Stone Energy	Helmerich & Payne	Spinnaker	
66	Montana Power	Chieftain	Matador	**Peoples Energy**	
70	CMS Oil & Gas	KCS Energy	Petr Development		
72	Quicksilver	Penn Virginia	**Peoples Energy**		
75	Unit	Spinnaker			
80	Nuevo Energy	Callon			
90	TransTexas Gas	Mallon Res			
100	Brigham Expl	CMS Oil & Gas			
108	Petsec Energy	**Peoples Energy**			
113	Wiser Oil				
117	**Peoples Energy**				

Source: Oil & Gas Journal

PEOPLES ENERGY

Financial – Fiscal Year-To-Date Results ($MMM)

	Nine Months Ended June 30, 2004	Nine Months Ended June 30, 2003
Operating Income		
Gas Distribution	$142.0	$177.6
Diversified Energy Businesses	46.9	38.0
Corporate	(16.7)	(16.3)
Total Operating Income	172.2	199.3
Interest Expense	(36.4)	(37.4)
Net Income	$91.9	$102.5
EPS – Fully Diluted	$2.46	$2.85
Average Shares Outstanding	37.4	36.0

PEOPLES ENERGY

Financial – Credit Ratings

	Peoples Energy	Peoples Gas/ North Shore Gas
Moody's		
Senior Secured Debt	n.a.	Aa3
Senior Unsecured Debt	A3	n.a.
Commercial Paper	P-2	P-1
Ratings Outlook	Negative	Negative
Standard & Poor's		
Corporate Credit Rating	A-	A-
Senior Secured Debt	n.a.	A-
Senior Unsecured Debt	BBB+	n.a.
Commercial Paper	A-2	A-2
Ratings Outlook	Stable	Stable
Fitch		
Senior Secured Debt	n.a.	AA-
Senior Unsecured Debt	A	n.a.
Commercial Paper	F1	F1
Ratings Outlook	Stable	Stable

PEOPLES ENERGY

Financial – Common Stock Information

	9/15/04	9/30/03
Market Price	$42.75	$41.38
Market Capitalization	$1.6B	$1.5B
Annualized Dividend Rate	$2.16	$2.12
Dividend Yield	5.1%	5.1%
Book Value Per Share	$23.66	$23.11
Market Price as a Per Cent of Book Value	181%	179%

PEOPLES ENERGY

Corporate Governance

- Received highest corporate governance rating of 10 from GovernanceMetrics International
- ISS Corporate Governance Quotient
  - PGL outperformed 86.8% of the companies in the S&P 500 and 87.8% of the companies in the Utilities group
- Best practices accomplished
  - Complies with all NYSE and SEC requirements
  - Code of Business Conduct and Ethics
  - No more than one management director
  - Independent directors only on audit, compensation, nominating-governance committees
  - Guidelines for Directors stock ownership
  - Independent directors have direct access to senior management
  - All Audit Committee members are audit committee financial experts

PEOPLES ENERGY